"DAIRY QUEEN"' OPERATING AGREEMENT


         This Agreement entered into this lst day of September 1982, by and between Interstate Dairy Queen Corporation of the city of Atlanta, county of Fulton, and state of Georgia hereinafter referred to as Licensor," and Bowlin's, Inc. d/b/a DQ of Bluewater, New Mexico, of the city of Bluewater, county of Valencia and state of New Mexico, hereinafter refered to as "Licensee".

WHEREAS, Licensor is a licensee of American Dairy Queen Corporation (hereinafter referred to as "American") in certain geographical areas, including the territory which includes the Authorized Location hereinafter set forth, of the right to license others, in accordance with the terms of this Agreement, to use the "Dairy Queen" trademark, service mark and trade name which have been registered in the United State Patent Office, in each state of the union and in foreign countries, as well as those trademarks and service marks, a list of which is attached hereto and made a part hereof as Appendix A (hereinafter all of the foregoing collectively referred to as "Trademarks"); and,

         WHEREAS, Licensor and its Predecessors in interest acting under said license instituted, developed, promoted and established the "Dairy Queen" franchise business and system in the aforesaid territory, which consists of the sale of distinctive dairy products, food products, beverages and other products and services under American's Trademarks and utilizing in connection therewith certain types of facilities, equipment, supplies, ingredients, merchandising and business techniques and methods and sales promotion programs developed from time to time; and,

         WHEREAS, it is the purpose of Licensor to provide to Licensee in a retail store outlet a system to control and make uniform the operation of facilities and equipment together with the quality of products, the use and protection of the Trademarks and make available uniform and approved equipment, supplies, ingredients, merchandising and business techniques and the sales promotion programs of American; and,

         WHEREAS Licensee desires to operate a "Dairy Queen" retail store as part of the "Dairy Queen" system and to enter into this Operating Agreement subject to the conditions and controls herein prescribed for the purpose of offering to the public products and services of uniformly high quality and standards to the end of protecting the interests of Licensee, of Licensor, of American and of all other persons engaged in said business; and,

         WHEREAS it is the intent of both Licensor and Licensee to preserve within the context of a "Dairy Queen" retail store continuing consumer confidence in the reliability and quality of all products sold under any of the Trademarks; and, each party desires that all products sold under any of the Trademarks,


302A 2/77
(c)1976-Am.D.Q. Corp.
Revised Copyright 1977 Am.D.Q.Corporation
Candyland, Inc. - Permitted Products
consistently conform to the highest expectations of consumers of such products; and; whereas, by this Agreement the parties contemplate that Licensee's store, in addition to normal "Dairy Queen" food and beverage products, may also sell Permitted Products, as defined hereinafter.

         NOW, THEREFORE, in consideration of the promises and of the mutual promises and covenants herein contained, the grant by Licensor of this Operating Agreement and the payment by Licensee of the various fees provided in Paragraph 9 hereof, it is agreed by and between the parties hereto as follows:

                                GRANT OF LICENSE

Licensor's        1.       Licensor  hereby  grants to Licensee,  subject to all
Grant to                   the terms,  conditions  and  provisions  hereof,  the
Licensee                   right and license to:

                           1.1 Establish and operate a retail store under the name "Dairy Queen" at


Mailing Address;

DQ of Bluewater                                      1-40 x Exit 72
---------------                           ---------------------------------
                                                        (Street)
c/o Bowlin's, Inc.
------------------

136 Louisiana, N.E.                            Bluewater, New Mexico  87005
------------------                        ---------------------------------
                                          (City)       (State)         (Zip)
Albuquerque, NM 87108               hereinafter referred to  as  the "Authorized
---------------------               Location"  (provided,  however, in the event
                                    an Authorized  Location is not designated on
                                    the date hereof,  and such location,  is not
                                    designated  herein by Licensor within ninety
                                    (90) days after such  date,  this  Agreement
                                    shall  become null and void and all deposits
                                    including   the   franchise   fee  shall  be
                                    returned to Licensee).

                           1.2 Use at the Authorized Location the Trademarks on and in association with the sale of all uniform and approved products And services as American may authorize from time to time, and with approved sales promotion programs relative thereto.

                           1.3 Use at the Authorized Location the Trademarks on and in association with the uniform equipment, supplies and ingredients for the products approved by American.

                           1.4 Employ in the business of said store the merchandising, sales promotion programs and business methods and techniques developed and approved by American.

Acceptance        2.       Licensee  hereby   accepts  the  above  license  from
by Licensee                Licensor subject' to all the terms, provisions    and
                           conditions hereof and agrees that Licensee shall cause to have a "Dairy Queen" store established within 180 days of the date hereof (unless an extension of time is expressly authorized in writing by Licensor), and thereafter maintained and operated at the Authorized Location, under Licensee's active and continuous supervision once management and upon the standards hereinafter provided. Licensee further expressly acknowledges and agrees:

                           2.1 American is the owner tot all right, title and interest in and to the trademarks, and the good will attributable thereto the business in connection with which said Trademarks have been, are and will be used at the Authorized Location. Licensor is the licensee of the right to use the Trademarks in the territory which includes the Authorized Location. Specifically, but without limiting the foregoing, Licensee disclaims any and all right, title and interest in or to the Trademarks and to the good will associated with the Trademarks of the "Dairy Queen" retail store at the
                                    Authorized Location and acknowledges and agrees that all such good will is the exclusive property of American.

                           2.2 The Trademarks are valuable property rights owned by American.

                           2.3 The Trademarks shall be used only in connection with such products and services as may be approved or specified by American and shall at all times be used only in a manner approved by American.

                           2.4 Licensee's right to the use of the Trademarks is specifically limited to Licensee's retail store operation at the Authorized Location.

                           2.5 Licensee shall use no other trademarks, trade names or service marks in said business except those authorized by American and as set forth in Appendix A except with the prior written consent of American.

                           2.6 Licensee shall not use the words "Dairy Queen" or any of the Trademarks, or any word or mark similar thereto, as a part of its corporate or business name unless first approved in writing by American, and shall only use the words "Dairy Queen" and no other words whatsoever except with the express written consent of American as the trade name on the store from which the said products and services are sold. In the event American does approve the use of the words "Dairy Queen" or any other Trademarks, as a part of Licensee's corporate or business name, Licensee shall cause such name to be changed so as to eliminate those words and

                                    Trademarks from the name within thirty (30) days after termination of this Agreement.

                           2.7 Licensee shall adopt and follow in good faith the systems, programs and methods prescribed by Licensor for Licensee's retail operation in accordance with this Operating Agreement.

                           2.8 Neither Licensee nor any person owning an interest directly or indirectly in Licensee shall directly or indirectly operate or permit to be operated or hold any interest (other than 1% or less of the outstanding stock or debt of any class of any public company) in any ant or fast-food business other than ar or its affiliates at the time of signing or one authorized by this Agreement without the prior written consent of Licensor.

                                      TERM

Term              3.       The  License  granted  herein  shall  continue  until
                           terminated by Licensee with or without cause, on sixty (60) days prior written notice to Licensor, or until otherwise terminated by either Licensee or Licensor in accordance with the provisions of this Agreement.

                      TRADEMARK STANDARDS AND REQUIREMENTS

General           4.       Licensee agrees  that nothing in this Agreement gives
Declarations               any title to or interest in the Trademarks except the
                           right to use the same under the terms and conditions of this Agreement and that Licensee's use thereof inures to the benefit of American. Specifically, but without limiting the foregoing, Licensee acknowledges and agrees that American has the right and may distribute for its own account products indentified by the Trademarks through not only "Dairy Queen" retail stores but through any other distribution method which may from time to time be established.

Use of                     4.1      Licensee  shall   confine,   his-use  of the
Trademarks                          Trademarks to  or  in  association  with the
                                    sales   promotion   programs   and  sale  of
                                    products   and   services   which  shall  in
                                    quality,  mode and conditions of manufacture
                                    and  sale,   comply  with  such   reasonable
                                    standards as are  established or approved by
                                    American.  In order to promote  and  protect
                                    the  business   interests  of  each  of  the
                                    parties,  the  value  of the  "Dairy  Queen"
                                    business and the business interests of other
                                    persons engaged therein, uniformity shall be
                                    maintained in the type, standard and
                                    quality  stores,  equipment,   supplies  and
                                    ingredients used-therein, and the conditions of preparation and the procedures employed in the sale of said products and services.

Acknowledge-                        4.2      Licensee     agrees     that    the
ment of                                      provisions,     restrictions    and
Necessity of                                 controls provided in this Operating
Uniformity                                   Agreement   are   all    necessary,
                                             reasonable  and  desirable  for the
                                             purposes  expressed herein and that
                                             Licenscee's   business   shall   be
                                             conducted   in   accordance    with
                                             Licensor's and  American's  uniform
                                             requirements    with   respect   to
                                             quality,  production,   appearance,
                                             cleanliness,              services,
                                             merchandising  and sales  promotion
                                             standards.   Licensee  acknowledges
                                             and   agrees    that    substantial
                                             uniformity in facilities  products,
                                             services   and    operations    are
                                             essential   to  the  conduct  of  a
                                             system.  such as the "Dairy  Queen"
                                             system,   and   therefore   further
                                             agrees  to  honor   and   implement
                                             recommendations   of  American  and
                                             Licensor  directed to enhancing and
                                             furthering such uniformity.

Equipment                           4.3      Licensee  agrees  to  purchase  and
and Supplies                                 use, in the operation of Licensee's
                                             Dairy  Queen"  retail  store,  only
                                             equipment,   supplies,  ingredients
                                             and services  which are approved by
                                             American  or by  Licensor.  Nothing
                                             hereinshall   be  construed  as  an
                                             attempt to limit  unreasonably  the
                                             sources  from  which  Licensee  may
                                             procure    equipment,     supplies,
                                             ingredients or services. Rather, it
                                             is the  intention  of  the  parties
                                             that   such   items    conform   to
                                             American's       standards      and
                                             specifications     of    consistent
                                             cuality  and  uniformity.   Nothing
                                             contained herein shall be deemed to
                                             require  American  or  Licensor  to
                                             approve  an  inordinate  number  of
                                             suppliers   of  a  given   item  or
                                             service  which  in  the  reasonable
                                             judgment  of  American  or Licensor
                                             would   result   in   higher   cost
                                             generally to  Licensor's  licensees
                                             or prevent effective and economical
                                             supervision    of    suppliers   by
                                             American or Licensor.  Requests for
                                             approval  or  additional  suppliers
                                             shall  be  in  writing   and  shall
                                             contain   such    information    as
                                             American     and    Licensor    may
                                             reasonably  request.  American  and
                                             licensor   reserve   the  right  to
                                             charge  back  to  Licensee  or  the
                                             proposed  supplier  all  reasonable
                                             expenses  incurred  in  considering
                                             requests for approval.

Approved                           4.4       Complete  and  detailed  uniformity
Adaptations                                  under many varying  conditions  may
                                             not  be  possible or practical  and
                                             Licensor and

                                             American   reserve  the  right  and
                                             privilege,    at   Licensor's   and
                                             American's  sole  discretion and as
                                             Licensor  and  American may deem in
                                             the best  interest of all concerned
                                             in any specific instances,  to vary
                                             standards  to  accommodate  special
                                             needs of Licensee's Authorized Site
                                             or that of any other licensee based
                                             upon   the   peculiarities   of   a
                                             particular    site   or   location,
                                             density  of  population,   business
                                             potential,   population   of  trade
                                             area,  existing business practices,
                                             requirements  of  local  law or any
                                             condition    which   Licensor   and
                                             American  deem to be of  importance
                                             to the successful operation of such
                                             licensee's business.

Litigation                          4.5      In the  event any  person,  firm or
                                             company,  who is not a licensee  or
                                             franchisee of American or Licensor,
                                             uses   or   infringes    upon   the
                                             Trademarks,  American shall control
                                             all  litigation  and  shall be sole
                                             judge  as to  whether  or not  suit
                                             shall be instituted or other action
                                             taken.

Notice of                           4.6      Licensor and American hereby advise
Potential                                    Licensee  that  Licensor,  American
American and/or                              ando/or   affiliates   of  American
Licensor Profit                              and/or  Licensor  may  from time to
                                             time  make  available  to  Licensee
                                             goods, products and/or services for
                                             use  in  Licensee's  "Dairy  Queen"
                                             retail store in respect to the sale
                                             or  provision  of  which  Licensor,
                                             American   and/or   affiliates   of
                                             American and/or Licensor may make a
                                             profit.  Licensor  further  advises
                                             Licensee  that  Licensor,  American
                                             and/or   affiliates   of   American
                                             and/or  Licensor  may from  time to
                                             time  receive   consideration  from
                                             suppliers  and/or  manufacturers in
                                             consideration of services  provided
                                             or rights  licensed to such persons
                                             by  American,   Licensor  or  their
                                             respective affiliates.

                        FACILITY STANDARDS AND MAINTENACE

                           5.       The  following   provisions  and  conditions
                                    shall  control  with  respect to  Licnesee's
                                    Authorized Location and retail stores:

Store Facility                      5.1      Licensee  agrees  that  the  retail
                                             store  shall  be  constructed   and
                                             equipped   in    accordance    with
                                             American's    currently    approved
                                             specifications   and  standards  in
                                             respect  to  building,   equipment,
                                             inventory,    signage,    fixtures,
                                             location  and design and  accessory
                                             features.

Future                              5.2      Any  replacement,   reconstruction,
Alteration                                   addition    or   modification    in
                                             building,  equipment or signage, to
                                             be made  hereafter,  whether at the
                                             request of

                                             Licensee or of  Licensor,  shall be
                                             made  in  accordance  with  written
                                             specifications  approved in advance
                                             by Licensor or  American.  Licensor
                                             and American shall not unreasonably
                                             withhold such approval.

Maintenance                         5.3      The building, equipment and signate
                                             employed    in   the   conduct   of
                                             Licensee's    business   shall   be
                                             maintained   in   accordance   with
                                             maintenance      schedules      and
                                             procedures   or   specific    lists
                                             prepared by Licensor and based upon
                                             periodic    inspections    of   the
                                             premises       by        Licensor's
                                             representatives. Within a period of
                                             ninety  (90) days after the receipt
                                             of such maintenace lists,  Licnesee
                                             shall    effect    the   items   of
                                             maintenace    reasonably   provided
                                             therein  including  the  repair  of
                                             defective    items    and/or    the
                                             replacement  of   unrepairable   or
                                             obsolete  items  of  equipment  and
                                             signage.  Routing maintenance shall
                                             be  conducted  in  accordance  with
                                             general   schedules   published  by
                                             Licensor  or   American   and  made
                                             available to Licensee.

Relocation                          5.4      Should  it  become  necessary,   on
                                             account  of  condemnation,  sale or
                                             other cause,  including  expiration
                                             or  cancellation of lease or rental
                                             contract,  to relocate  said store,
                                             Licensor   shall   grant   Licensee
                                             authority  to do so within a radius
                                             of 1,000  years  of the  Authorized
                                             Location,  provided the new site is
                                             reasonably   suited  for  a  `Dairy
                                             Queen"  retail store in  accordance
                                             with Licensor's standards for store
                                             sites,  does not infringe on rights
                                             of another licensee,  is reasonably
                                             distant  from other  "Dairy  Queen"
                                             retail  stores,  and the new retail
                                             stores is constructed, equipped and
                                             opened for  business in  accordance
                                             with  the  current   standards   of
                                             American  at that time  within  one
                                             year after discontinuing  operation
                                             of a "Dairy  Queen" retail store at
                                             the previous Authorized Location.

Modernization                       5.5      Each and every transfer as provided
and/or Replace-                              in  paragraph  9.10 hereof shall be
ment of Time                                 expressly conditioned upon Licensee
of Transfer                                  promply  performing  and  effecting
                                             such items of modernization  and/or
                                             replacement of building,  equipment
                                             and  signage  as may be  reasonably
                                             necessary  to  permit  the  same to
                                             conform  to  the   standards   then
                                             prescribed    by    American    for
                                             similarly       situated      store
                                             operations. Licensee recognizes and
                                             acknowledges  that the requirements
                                             of  this  Paragraph  5.5  are  both
                                             reasonable  and necessary to insure
                                             continued  public   acceptance  and
                                             patronage    of,   and   to   avoid
                                             deterioration
                                             or  obsolescence  in' the  business
                                             conducted hereunder.

               PRODUCTS AND OPERATIONS STANDARDS AND REQUIREMENTS

                           6. The following provisions shall control with respect to products and operations:

Authorized                          6.1      Licensee's    business   shall   be
Product Line                                 confined  to  the  preparation  and
                                             sale of only such  products as from
                                             time to  time  are  designated  and
                                             approved  by  American  for sale by
                                             Licensees which are parties to this
                                             form of  operating  Agreement.  The
                                             premises  upon which said  business
                                             is  operated  shall not be used for
                                             any other  business and there shall
                                             not be sold  or  offered  for  sale
                                             there  from any  other  product  or
                                             service (excepting the preparation,
                                             storage   and  sale  of   Permitted
                                             Products)   without   the   written
                                             consent of American.  Specifically,
                                             but    without    limitating    the
                                             foregoing,       alcoholic       or
                                             intoxicating beverages shall not be
                                             sold  or   offered   for   sale  or
                                             otherwise    handled    upon   said
                                             premises.

Approved Menu                       6.2      Attached  hereto  as  Appendix B is
                                             the currently  approved   menu  for
                                             Licensee's  retail store.  American
                                             may   from   time  to   time   make
                                             reasonable  modifications  to  said
                                             approved    menu    provided   said
                                             modifications  are made in  respect
                                             to all  licensees  which  have this
                                             form of Operating Agreement and are
                                             located  in  similar  areas  of the
                                             country. In addition,  Licensee may
                                             from time to time request variation
                                             from the currently  approved  menu.
                                             Such variations  shall only be made
                                             with the prior  written  consent of
                                             American.

Authorized                          6.3      Licensee  shall  use  in  preparing
Ingredients,                                 products  only  such   ingredients,
Formulas,                                    formulas   and   supplies   as  are
Supplies,                                    specified  by American  and in such
Preparation;                                 portions,   sizes,  appearance  and
Subject to Change                            packaging   as  are  set  forth  in
by American                                  American's   most  current   "Store
                                             Management  Operations  Manual" and
                                             "product    preparation    charts".
                                             Copies   of  the   current   "Store
                                             Management  Operations  Manual" and
                                             "product  preparation  charts" have
                                             been   supplied  to  Licensee   by.
                                             Licensor contemporaneously with the
                                             execution    of   this    Operating
                                             Agreement.  "Licensee  acknowledges
                                             and   agrees   that  these  may  be
                                             changed   from   time  to  time  by
                                             American   and  that   Licensee  is
                                             obligated   to   conform   to   the
                                             requirement,  as  so  changed  from
                                             time to time.  All  other  supplies
                                             including cones, cups,  containers,
                                             eating  utensils.,  napkins and all
                                             other customer service materials of
                                             all  descriptions  and types s hall
                                             meet the  standards  of  uniformity
                                             and quality as
                                             now or hereafter are reasonably set
                                             by  American.   Licensee  shall  be
                                             furnished  with  lists of  approved
                                             equipment,   supplies,  ingredients
                                             and services.

Serving and                         6.4      All   sales   Promotion   material,
Promotion Items                              customer   "good    will"    items,
                                             cartons,  containers,  wrappers and
                                             paper  goods,  eating and  serving,
                                             utensils,    customer   convenience
                                             items (including napkins, baby bibs
                                             and  disposal  containers)  used in
                                             the  sales   promotion,   sale  and
                                             distribution    of   all   products
                                             covered by this operating Agreement
                                             shall,  where  practicable  contain
                                             one or more of the  Trademarks  and
                                             indicate  that it is  produced  and
                                             sold   under   the   authority   of
                                             American  and shall be  subject  to
                                             approval  by  Licensor  or American
                                             before being used.

Maintenace                          6.5      Licensee's  said  business shall be
and Sanitation                               operated  and   maintained  at  all
                                             times  in  compliance  with any and
                                             all applicable health  and-sanitary
                                             standards  prescribed  by American,
                                             Licensor   and  by  qovern   mental
                                             authority. In addition to complying
                                             with such standards,  it such Store
                                             shall be subject to any sanitary or
                                             health     inspection     or    any
                                             Governmental    authorities   under
                                             which  it  may be  rated  in one or
                                             more  than one  classification,  it
                                             shall be maintained and operated so
                                             as to be rated in highest available
                                             health and sanitary  classification
                                             with  respect to each  governmental
                                             agency inspecting the same.

Inspection and                      6.6      American,    Licensor     or    the
Recommendation                               authorized representative of either
                                             shall   have  the  right  to  enter
                                             Licensee's   store  all  reasonable
                                             times  during the  business day for
                                             the  purpose  of  making   periodic
                                             inspections to ascertain if all the
                                             provisions   of   this    Operating
                                             Agreement  are  being  observed  by
                                             Licensee and to inspect  Licensee's
                                             said store, land and equipment, and
                                             to test,  sample  and  inspect  his
                                             supplies,  ingredients and products
                                             as well as the storage, preparation
                                             and  formulation  thereof  and  the
                                             condition   of    sanitation    and
                                             cleanliness    in   the    storage,
                                             production,  handling  and  serving
                                             thereof.

Period of                           6.7      Licensee's store,  shall  be opened
Operation                                    to the public and  operated  twelve
                                             months per year and at least twelve
                                             hours  each  day of the  year.  Any
                                             variance from this  provision  must
                                             be   authorized   in   writing   by
                                             Licensor. Acts of God, war, strikes
                                             or riots  preventing  Licensee from
                                             temporarily   complying   with  the
                                             foregoing   shall  to  that  extent
                                             suspend compliance
                                             therewith.

Notice of                           6.8      Licensee  acknowledges  that  he is
Existence of                                 aware   of   the  fact that present
Different Forms                              licensees of Licensor and  American
of License                                   operate under a number of different
Agreements                                   forms   of   agreement   and   that
                                             consequently     Licensor's     and
                                             American's  obligations  and rights
                                             in  respect  to  their   respective
                                             licenses may differ  materially  in
                                             certain instances.

                       PERSONNEL AND SUPERVISION STANDARDS


                           7.       The  following   provisions  and  conditions
                                    shall control with respect to personnel, training and supervision:

Management                          7.1      Licensee shall adopt and use as his
System                                       continuing  operational routing the
                                             standard  "Dairy Queen"  management
                                             system   as  well   as   American's
                                             standards  with  respect to product
                                             preparation,         merchandising,
                                             employee  recruitment and training,
                                             equipment and facility  maintenance
                                             and  sanitation.  From time to time
                                             American will revise these programs
                                             to  meet  chancing   conditions  of
                                             retail   operation   in  the   best
                                             interest  of "Dairy  Queen"  retail
                                             stores,  and  Licensee  shall adopt
                                             and implement any such changes.

Training                            7.2      Licensee   shall,   at   Licensee's
                                             expense,  attend  American's  store
                                             -management  training program, at a
                                             place   to   be    designated    by
                                             American.-  prior to the opening of
                                             Licensee's   store.  In  the  event
                                             Licensee  fails  to  complete  such
                                             training    to    the    reasonable
                                             satisfaction    of    American   or
                                             Licensor,   Licensor   may   within
                                             thirty (30) days thereafter declare
                                             this   Agreement   null   and  void
                                             whereupon  all  deposits  including
                                             the franchise fee shall be returned
                                             to  Licensee.  If  during  the term
                                             hereof Licensee operates said store
                                             with a manager  other than himself,
                                             Licensee   shall,   at   Licensee's
                                             expense,   cause  such   person  to
                                             attend  and  successfully  complete
                                             such training program.

Staffing                            7.3      Licensee  shall hire and  supervise
                                             efficient,   competent,  sober  and
                                             courteous  operators  and employees
                                             for the  operation  of the business
                                             and  set  and  pay   their   wages,
                                             commissions  and incentives with no
                                             liability  therefor  on American or
                                             Licensor.  Licensee  shall  require
                                             all his  employees to work in clean
                                             uniforms  approved  by Lcensor  but
                                             furnished  at the cost of  Licensee
                                             or his  employees  as Licensee  pay
                                             determine.  No employee of Licensee
                                             shall be deemed  to
                                             be  an   employee  of  Licensor  or
                                             American    for   any    purpose(s)
                                             whatsoever.

Internal                            7.4      Licensor   shall   provide  or make
Training                                     available  to  Licensee an in-store
Program                                      training   program  for  all  store
                                             employees. Licensee shall train and
                                             periodically   re-train  all  store
                                             employees  using the training  aids
                                             made  available by  Licensor.  From
                                             time to time, American will revised
                                             such  training  materials  and aids
                                             and it or  Licensor  make  the same
                                             available to Licensee for purchase.

Attendance at                       7.5      Licensee,  or  manager of Licensee,
Meetings                                     at Licensee's expense, shall attend
                                             at least one national,  regional or
                                             approved   local   marketing   area
                                             meeting  each year  which  Licensor
                                             and/or American  originates for and
                                             on   behalf   of   "Dairy    Queen"
                                             operators  to set forth new methods
                                             and  programs  in store  operation,
                                             training management, sales and sale
                                             promotion    programs.     Licensor
                                             further  strongly  recommends  that
                                             key   employees  of  Licensee  also
                                             attend such meeting.

                            SALES PROMOTION PROGRAMS

Sales Promotion                     8.1      Licensor   and  Licensee,  together
Programs and                                 with  other  licensees of American,
Payment to                                   shall   cooperate   in   the  sales
American of                                  promotion   programs   of  approved
Expenses for                                 products. To this end; American has
Administering                                reserved the right to establish and
Same                                         organize  sales  promotion programs
                                             from  time  to  time  and  Licensee
                                             agrees  to  pay  to  Licensor   for
                                             remittance   to  American  a  sales
                                             promotion  program fee as set forth
                                             in Paragraph  9.2 hereof.  Licensee
                                             acknowledges    and   agrees   that
                                             American ,has had in the past,  and
                                             shall  in  the  future  have,   the
                                             discretion       to       determine
                                             expenditures of funds; collected in
                                             respect to sales promotion programs
                                             and  as to  the  selection  of  the
                                             promotional  materials and programs
                                             for  which  said  expenditures  are
                                             made,   provided,   however,   that
                                             American  shall  make a good  faith
                                             effort to extend  such funds in the
                                             general     best     interest    of
                                             participating  licensees.  Licensee
                                             acknowledges    and   agrees   that
                                             American  may   compensate   itself
                                             and/or  its   affiliates   for  the
                                             expense of administering such sales
                                             promotion programs.  Licensor shall
                                             advise    Licensee    annual,    of
                                             American's        expenses       in
                                             administering  said sales promotion
                                             programs.

Sales Promotion                     8.2      Licensee shall  only use such sales
Materials                                    promotion    program    or    other
                                             advertising    materials   as   are
                                             furnished   ,   approved   or  made
                                             available by or through American.

                                             Said  materials  shall be used only
                                             in a manner prescribed by American.
                                             American  shall  not   unreasonably
                                             withhold approval of any reasonable
                                             sales promotion materials.

Yellow Pages                        8.3      Licensee,  shall,  if  requested by
                                             Licen-  sor,  list  separately,  or
                                             participate  in a  listing,  in the
                                             Yellow Pages of his local telephone
                                             directory  containing  such copy as
                                             may   reasonably  be  specified  by
                                             Licensor.  The cost of such listing
                                             shall  be paid by  Licensee,  or by
                                             Licensee  and  other  participating
                                             licensees  in the  case  of a joint
                                             listing. Licensor shall not specify
                                             an unreasonably expensive listing.

                    FEES, REPORTING AND FINANCIAL MANAGEMENT

Service, Set-Up,                    9.1      Licensee shall pay to Licensor as a
License and                                  Franchise,  service  and set-up fee
Sales Promotion                              $ 10,000 of which $ 5,000 has  been
Program Fees                                 paid  upon  the  execution  of this
                                             Agreement  and a balance of $ 5,000
                                             is payable in  accordance  with the
                                             terms  of   Appendix   C   attached
                                             hereto. Said service and set-up fee
                                             is intended to compensate  Licensor
                                             for  its  expenses  incurred,   and
                                             .services rendered, in establishing
                                             and setting up  Licensee's  initial
                                             operation.   In  addition  to  said
                                             service and set-up fee during,  the
                                             full   term   of   this   Operating
                                             Agreement,  and in consideration of
                                             the   rights   granted   hereunder,
                                             Licensee  shall pay to  Licensor as
                                             license   fee  in  respect  to  the
                                             rights  granted  herein equal to 4%
                                             of gross retail sales  exclusive of
                                             retail sales taxes of all products,
                                             goods and  wares of every  kind and
                                             nature sold from,  or in connection
                                             with the  operation  of  Licensee's
                                             "Dairy    Queen"    retail   store,
                                             including, but without limiting the
                                             generality of the foregoing,  sales
                                             of all  products  under  any  other
                                             Trademark as well as sales of other
                                             merchandise    whether    or    not
                                             identified by other brand names and
                                             which may be authorized for sale by
                                             American or  Licensor  from time to
                                             time provided,  notwithstanding the
                                             foregoing,  that no such continuing
                                             licensee  fee shall be payable with
                                             respect   to  sales  of   Permitted
                                             Products.  In  addition,   Licensee
                                             shall   pay   to    Licensor    for
                                             remittance   to  American  a  sales
                                             promotion  fee  to be  expended  in
                                             accordance  with the  provisions of
                                             Paragraphs 8.1. The sales promotion
                                             fee  shall  be a sum  equal  to not
                                             less  than 3% nor  more  than 5% of
                                             Licensee's  gross  retail sales net
                                             of sales taxes  (excluding sales of
                                             Permitted Products). Licensor shall
                                             determine
                                             and  notify  Licensee  of the exact
                                             percentage  prior to the  first day
                                             of each  fiscal  year  of  Licensor
                                             (except  no  notification  will  be
                                             given with  respect to any year for
                                             which  the   percentage  is  to  be
                                             unchanged from the preceding  year)
                                             Such  percentage  shall be the same
                                             as that to be employed  during such
                                             succeeding  year by the majority of
                                             "Dairy Queen"  licensees within the
                                             marketing  area  as  determined  by
                                             American  within  which  Licensee's
                                             store is located.

Computations                        9.2      All amounts due and owing hereunder
and Remittances                              shall  be  computed  at the  end of
                                             each    month's    operation    and
                                             remittance  for the  same  shall be
                                             made to  Licensor  on or before the
                                             day    of    the  following   month
                                             accompanied by the reports provided
                                             for in  Paragraph  9.4 hereof.  The
                                             computation  of said amounts  shall
                                             be   certified   and  sworn  to  by
                                             Licensee in the manner specified by
                                             licensor and Licensee  shall supply
                                             to  Licensor  such   supporting  or
                                             supplementary materials as Licensor
                                             may  reasonably  require  to verify
                                             the accuracy of such remittances.

Surcharge                           9.3      At  Licensor's option, Licensor may
Method of                                    require   Licensee   to   pay   to.
Precollection                                suppliers  of mix,  meat and  other
                                             products  and  ingredients  used in
                                             the  conduct  of  the   business  a
                                             surcharge  on  all  units  of  such
                                             commodities  purchased by Licensee.
                                             Said  surcharge  shall  be  paid to
                                             such  supplier  by  Licensee at the
                                             time    of    purchase    of   such
                                             commodities.  Said surcharge  shall
                                             be  established  by  Licensor  at a
                                             reasonable    rate    so    as   to
                                             approximate  the amount of licensee
                                             fee and sales  promotion  fee which
                                             will be payable by  Licensee.  Said
                                             surcharge  shall  be  paid  to said
                                             supplier  or   suppliers   for  the
                                             account of Licensor, the same to be
                                             regarded by the parties as a method
                                             of  precollection  of said  license
                                             and  sales   promotion   fees.  The
                                             amounts  so   collected   shall  be
                                             credited  by  Licensor  against the
                                             license  and sales  promotion  fees
                                             due from  Licensee  to  Licensor at
                                             the end of each month's operations.
                                             Licensor  shall  submit to Licensee
                                             on a monthly or  quarterly  basis a
                                             reconciliation  of said license and
                                             sales    promotion   fees   account
                                             setting   forth  the   credits   to
                                             Licensee's  account  by  reason  of
                                             amounts  collected  for Licensor by
                                             suppliers  by way of the  aforesaid
                                             surcharge   method.  In  the  event
                                             Licensee   shall   fail  to  submit
                                             reports    in    accordance    with
                                             paragraph  9.4,  Licensor  may make
                                             said  reconcilia-
                                             tion of amounts due in  conformance
                                             with its best  judgment with regard
                                             to said  amounts due and same shall
                                             be conclusive as to the amounts due
                                             Licensor   from   Licensee   unless
                                             within  a period  of ten (10)  days
                                             after      mailing      of     said
                                             reconciliation   to   Licensee   by
                                             Licensor,     Licensee     provides
                                             evidence in a form  satisfactory to
                                             Licensor  of  the  correct  amounts
                                             due.   Licensee   shall   pay  such
                                             amounts,  if any,  determined to be
                                             owed    pursuant   to    Licensor's
                                             reconciliation within ten (10) days
                                             after  a   mailing   of  notice  to
                                             Licensee  by  Licensor  if Licensor
                                             determines    that   Licensee   has
                                             over-paid    license    or    sales
                                             promotion  fees  on  the  surcharge
                                             basis,   Licensor  shall  remit  to
                                             Licensee  an  amount  equal  to the
                                             excess fees  collected  at the time
                                             the     monthly    or     quarterly
                                             reconciliation      is     provided
                                             Licensee.

Reports and                         9.4      Licensee  shall   keep true records
Records                                      from which  all  sums payable under
                                             this  Agreement  and the  dates  of
                                             accrual   thereof  may  be  readily
                                             determined.   Licensee  shall  make
                                             written reports to Licensor in such
                                             form as  Licensor  may from time to
                                             time prescribe within fourteen (14)
                                             days after the end of each  month's
                                             operation  setting forth the amount
                                             of  gross  sales  of  all  products
                                             from,  or in  connection  with  the
                                             operation  of,  said  store and the
                                             business thereof during said month.
                                             In addition to the  foregoing,  and
                                             in    addition    to   such   other
                                             information  as  Licensor  may from
                                             time to time require,  said monthly
                                             report shall  accurately  set forth
                                             the  total  number of  ,gallons  of
                                             mix,  the total number of pounds of
                                             meat,  and the  quantity  of  other
                                             basic  commodities used during said
                                             month and the  sources  from  which
                                             said    mix,    meat   and    other
                                             commodities were purchased together
                                             with  a   complete   statement   of
                                             Licensee's     cost    of    labor,
                                             utilities, rent and each other cost
                                             of  operation.  For the  purpose of
                                             said  reports  the  date  of use of
                                             such    mix,    meat   and    other
                                             commodities  shall be  deemed to be
                                             the date of  receipt  at the store.
                                             Licensor,     American    or    the
                                             authorized representative of either
                                             shall  have the  right at all times
                                             during  the  business  day to enter
                                             Licensee's premises where books and
                                             records. relative to said store are
                                             kept,  and  to  inspect,  copy  and
                                             audit  such books and  records.  In
                                             the event that any such  inspection
                                             or audit , it reveals a variance of
                                             3% or more from data,  reported  to
                                             Licensor or  American,  in addition
                                             to any  other  rights  it may  have
                                             Licensor or

                                             American  may conduct  such further
                                             periodic audits and/or  inspections
                                             of Licensee's  books and records as
                                             it reasonably  deems  necessary for
                                             up to one year  thereafter and such
                                             further  audits and/or  inspections
                                             shall be at Licensee's sole expense
                                             including    without     limitation
                                             reasonable  pro-  fessional  fees '
                                             travel and room and board  expenses
                                             directly related thereto.

Financial                           9.5      Licensee   agrees   to employ sound
Planning and                                 financial  management  practices in
Management                                   connection   with  the operation of
                                             said   business  and  to  that  end
                                             Licensee  shall  maintain  on forms
                                             approved or provided by Licensor or
                                             American a monthly  profit  plan, a
                                             monthly  profit and loss  statement
                                             and   a   monthly   balance   sheet
                                             accurately      reflecting      the
                                             operations  and  condition  of said
                                             business.   In   addition   to  the
                                             foregoing,  Licensee  shall  employ
                                             such  methods  of  record  keeping,
                                             bookkeeping    and   reporting   as
                                             Licensor  shall  from  time to time
                                             reasonably  require  and  copies of
                                             all monthly profit plans profit and
                                             loss       statements,        sales
                                             summaries-and  break downs. for the
                                             preceding  month shall be forwarded
                                             to   Licensor   on  or  before  the
                                             fourteenth  day  of  the  following
                                             month.

Payment                             9.6      Licensee agrees  to  pay  promptly,
of Debts                                     when due, all taxes and assessments
                                             that may be assessed  against  said
                                             premises   or  the   equipment   or
                                             supplies  used in  connection  with
                                             Licensee's business,  all liens and
                                             encumbrances   of  every  kind  and
                                             character created or placed upon or
                                             against  any of said  property  and
                                             all accounts and other indebtedness
                                             of every kind  incurred by Licensee
                                             in the conduct of said business. In
                                             the event  Licensee  should default
                                             in   making   any   such   payment,
                                             Licensor shall be  authorized,  but
                                             not  required,  to pay the  same on
                                             Licensee's   behalf  and   Licensee
                                             covenants   promptly  to  reimburse
                                             Licensor  on  demand  for any  such
                                             payment.  Any and all amounts owing
                                             to Licensor by Licensee  hereunder,
                                             whether  the same  arise  under the
                                             provisions of this  Paragraph,  9.6
                                             or under  any  other,  provision,of
                                             this Agreement, shall bear interest
                                             at 12%  per  annum  or the  maximum
                                             rate permitted by law, whichever is
                                             less,  from and  after  the date of
                                             accrual thereof.

Timely                              9.7      The default by Licensee in the
                                             Payment   timely   payment  of  any
                                             indebtedness   owing  to   Licensor
                                             an/or    American,    or   to   any
                                             affiliates   of   Licensor   and/or
                                             American,   or   the   default   by
                                             Licensee in the
                                             payment  of  any   indebtedness  of
                                             Licensee  or with  respect to which
                                             Licensor  or  American  or  any  of
                                             Licensor's     and/or    American's
                                             affiliates    is    a    guarantor,
                                             co-signer,   endorser  or  obligor,
                                             shall  constitute  a breach of this
                                             Operation Agreement,  rendering the
                                             same  subject  to   termination  in
                                             accordance  with the  provisions of
                                             Paragraphs 10.1 and 10.2 hereof.

Insolvency,                         9.8      In  the  event   that  Licensee  be
Etc.                                         declared insolvent or bankrupt,  or
                                             in  the   event   a   receiver   is
                                             appointed, this Operating Agreement
                                             shall automatically terminate as of
                                             the  date  of such  declaration  or
                                             appointment.

Liability and                       9.9      Licensee hereby  waives all  claims
Insurance                                    against  Licensor  and/or  American
                                             for damages to property or injuries
                                             to  persons   arising  out  of  the
                                             operation  of  Licensee's  business
                                             and Licensee  shall  indemnify  and
                                             save   Licensor   and/or   American
                                             and/or  the  affiliates  of  either
                                             harmless of and from an,.,,  damage
                                             or injury to  property  or  persons
                                             arising from or in connection  with
                                             the  operation of said  business or
                                             the   consumption  of  the  product
                                             thereof. Licensee further agrees to
                                             purchase and maintain in full force
                                             and effect  during the term of this
                                             Agreement,   at   Licensee's   sole
                                             expense,  liability insurance in an
                                             aggregate   amount  not  less  than
                                             $300,000     insuring     Licensee,
                                             Licensor    and    American    from
                                             liability  for  any  and  all  such
                                             damage  or  injury   and   Licensee
                                             further   agrees  to   deliver   to
                                             Licensor   a   proper   certificate
                                             evidencing  the  existence  of such
                                             insurance  coverage and  Licensee's
                                             compliance  with the  provisions of
                                             this  paragraph and which  provides
                                             that  Licensor and American will be
                                             given   thirty   (30)  days   prior
                                             written notice of material  change,
                                             termination or  Cancellation of the
                                             policy.   Said  insurance  coverage
                                             shall   commence  as  of  the  date
                                             Licensee   commences   operating  a
                                             "Dairy Queen" retail store or as of
                                             the date the Authorized Location is
                                             first identified as a site on which
                                             a "Dairy  Queen"  retail store will
                                             be operated,  whichever shall first
                                             occur.

Assignment and                      9.10     Licensee  agrees  not  to transfer,
Transfer                                     assign  or  alienate  his  interest
                                             herein or  hereunder in whole or in
                                             part  without  the  prior   written
                                             consent of Licensor,  which consent
                                             shall. not be withheld unreasonably
                                             but  Licensor  may insist  that any
                                             proposed     assignment    be    an
                                             assignment  of  all  of  Licensee's
                                             interest
                                             hereunder  and  that  any  proposed
                                             assignee be a person, in Licensor's
                                             reasonable  judgment,  qualified to
                                             provide active supervision over the
                                             operation    of   said   store   in
                                             compliance      with     Licensee's
                                             obligations  hereunder  and who has
                                             sufficient net worth and sources of
                                             capital which meet  Licensor's then
                                             current  requirements  for a  store
                                             operation of the type  contemplated
                                             by this form of  agreement.  In the
                                             event   Licensee's   said  interest
                                             should   be   so   transferred   or
                                             assigned,  Licensee  shall  pay  to
                                             Licensor          contemporaneously
                                             therewith  the sum of One  Thousand
                                             rive Hundred Dollars ($1,1500),  or
                                             an amount  equal to one-half of the
                                             license  fees  paid or  payable  by
                                             Licensee  in respect of  operations
                                             in the twelve  (12)  months  ending
                                             with the  month  prior to the month
                                             in   which   the    assignment   is
                                             approved,  whichever is the greater
                                             amount,    as   a   fee   for   the
                                             preparation   of  a  new  Operating
                                             Agreement in assignee's  name,  for
                                             Licensor's  assistance  in reset-up
                                             of the retail store and for any and
                                             all  other  expenses  incurred  and
                                             services  rendered  by  Licensor in
                                             effecting  said  transfer.  In  the
                                             event of any such  assignment,  the
                                             assignee,   as   a   condition   of
                                             Licensor approving such assignment,
                                             must  attend and to the  reasonable
                                             satisfaction       of      Licensor
                                             successfully      complete,      at
                                             assignee's   expense,    American's
                                             training   program  at   American's
                                             training   center.   In  the  event
                                             Licensee    is    a    corporation,
                                             partnership  or other  entity,  any
                                             transfer or  transfers of stock (or
                                             other form of  ownership  interest)
                                             constituting  in  the  aggregate  a
                                             controlling  interest  in  Licensee
                                             shall be  subject  to the  consent,
                                             transfer    fee   and   all   other
                                             applicable   provisions   of   this
                                             Agreement.  Licensor  nay  withhold
                                             its   consent   to   any   proposed
                                             transfer  until all amounts owed by
                                             Licensee to Licensor, American, the
                                             affiliates   or   subsidiaries   of
                                             either and approved  "Dairy  Queen"
                                             suppliers have been paid in full.

Offsets                             9.11     Licensee   waives   any   and   all
                                             existing  and  future   claims  and
                                             of.0sets  against  any  amounts due
                                             hereunder,  which  amounts shall be
                                             said   when   due.   Licensor   and
                                             American shall be entitled to apply
                                             or  cause  to  be  applied  against
                                             amounts  due to  either  of them or
                                             any of their respective  affiliated
                                             company any amounts  which may from
                                             time to time be held by  either  of
                                             them    or     their     respective
                                             affiliates-on  Licensee's behalf or
                                             be owed to Licensee by

                                             Licensor   or   American  or  their
                                             respective affiliates.

                               CONTRACT VIOLATION

Remedies,                  10.      In  the  event  of  any  dispute between the
Arbitration                         parties  hereto  arising  under,  out of, in
                                    connection  with  or  in  relation  to  this
                                    Agreement,  said dispute  shall be submitted
                                    by the  parties  to binding  arbitration  in
                                    accordance with the Rules and Procedures and
                                    under   the   auspices   of   the   American
                                    Arbitration  Association.   The  arbitration
                                    shall take place at the capital of the state
                                    of the Authorized Location of Licensee or at
                                    such   other   place  as  may  be   mutually
                                    agreeable  to the  parties.  The decision of
                                    the  arbitrators  shall be final and binding
                                    on   all   parties.    Notwithstanding   the
                                    foregoing,   Licensee  recognizes  that  his
                                    "Dairy Queen" store is one of a large number
                                    of stores similarly  situated and selling to
                                    the public similar  products,  and hence the
                                    failure on the part of a single  licensee to
                                    comply  with  the  terms  of  his  Operating
                                    Agreement could cause irreparable  damage to
                                    Licensor,  American  and/or  to  some or all
                                    other "Dairy Queen" licensees. Therefore, it
                                    is  mutually  agreed  that in the event of a
                                    breach  or  threatened  breach of and of the
                                    terms  of  this   Operating   Agreement   by
                                    Licensee,   Licensor   shall   forthwith  be
                                    entitled to an injunction  restraining  such
                                    breach   and/or  to  a  decree  of  specific
                                    performance without having to show or prove any actual damage, together with recovery of reasonable attorney's fees and other costs incurred in obtaining said equitable relief, until such time as a final and binding determination is made by the arbitrators.
                                    The foregoing equitable remedy shall be in addition to, and not in lieu of, all other remedies or rights which Licensor might otherwise have by virtue of any breach of this Agreement by Licensee.

Breach of                           10.1     Licensee   shall   be   in  default
Contract                                     hereunder  if  Licensor  determines
                                             that  Licensee  has made any  false
                                             report to  Licensor,  or has failed
                                             to pay when due any amounts owed to
                                             Licensor,   or  has  in  Licensor's
                                             judgment in any other way  breached
                                             any of the terms of this Agreement,
                                             including   but  not   limited  to,
                                             failing to submit required reports,
                                             failing to meet any requirements or
                                             specifications   established   with
                                             respect   to    product    quality,
                                             physical  property,  conditions  or
                                             equipment   or   materials    used,
                                             products  manufactured  menu or use
                                             of approved  products,  packages or
                                             promotional  materials.  Failure of
                                             Licensee  to  pay to  Licensor  any
                                             past   due   amount   owed   within
                                             fourteen (14) days of Licensor's
                                             written  notice of default  therein
                                             shall be  construed  as  Licensee's
                                             voluntary   abandonment   of   this
                                             Agreement   and   the    franchised
                                             business hereunder operated.

                                    10.2     Except  as  hereinafter   provided,
                                             failure  of   Licensee  to  cure  a
                                             default   by   Licensee   hereunder
                                             within :fourteen C14) days from the
                                             date of a written notice of default
                                             mailed or  delivered  to  Licensee,
                                             which notice  states such  default,
                                             shall give  Licensor  good cause to
                                             terminate      this      Agreement.
                                             Termination  shall be  accomplished
                                             by   mailing   or   delivering   to
                                             Licensee    written    notice    of
                                             termination   which   notice  shall
                                             state  the  grounds  therefore  and
                                             shall be effective  immediately  in
                                             any case of voluntary  'abandonment
                                             of this  Agreement  by  Licensee or
                                             conviction   of   Licensee   of  an
                                             offense  directly  related  to  the
                                             business  conducted  hereunder;  or
                                             (ii) sixty (60) days after the date
                                             of such  notice of  termination  in
                                             all other cases; provided, however,
                                             that   notwithstanding   any  other
                                             provision of this-  Paragraph  10.,
                                             this  Agreement  may be  terminated
                                             immediately    upon    failure   of
                                             Licensee to cure within twenty-four
                                             (24)  hours of notice  thereof  any
                                             default under this Agreement  which
                                             materially  impairs  the good  will
                                             associated    with   any   of   the
                                             Trademarks.   In  addition  to  the
                                             foregoing,  this  Agreement  may be
                                             terminated  by  Licensor  upon  any
                                             ground  or by any  period of notice
                                             as may be  permitted  from  time to
                                             time   by    applicable    law   or
                                             regulation.  Any  notice of default
                                             of termination  shall be personally
                                             delivered or be mailed by certified
                                             or registered mail,  return receipt
                                             requested, postage prepaid.

Land, Building                      10.3     Subject   to   the   provisions  of
Lease, or Failure                            Paragraph 5.4  hereof,  any failure
to Reopen                                    to rebuild or repair and reopen for
                                             operation  Licensee's  destroyed or
                                             damaged  store or store whose lease
                                             has  been   terminated   or  not  .
                                             renewed  within  one  )rear  of the
                                             date   of    occurrence   of   such
                                             termination, destruction or damage,
                                             shall automatically  terminate this
                                             operating Agreement.

                               TERMINATION RIGHTS

                           11.      Upon  the   termination  of  this  operating
                                    Agreement:

Reversion of                        11.1     All   rights   to  the  use  of the
Trademark                                    Trademarks   and   the   right  and
Rights                                       license to conduct said business at
                                             the   authorized   Location   shall
                                             revert to Licensor and Licensee
                                             shall  immediately cease all use of
                                             the  Trademarks  and pay all monies
                                             due at said  date.  Licensee  shall
                                             promptly  and  at his  own  expense
                                             remove  or  obliterate   all  store
                                             signage and  displays  furnished to
                                             Licensee  by  Licensor   and  shall
                                             remove or obliterate and thereafter
                                             discontinue   .,.all   use  of  any
                                             signage   or    displays   at   the
                                             Authorized   Location   or  in  his
                                             possession   bearing   any  of  the
                                             Trademarks  or  names  or  material
                                             confusingly  similar  to any of the
                                             Trademarks.

                                    11.2     All right,  title and  interest  of
                                             Licensee  in and to this  Operating
                                             Agreement shall become the property
                                             of Licensor.

Purchase                            11.3     Licensor  shall  have   the   first
                                             option  to  purchase   any  or  all
                                             equipment,  fixtures furnishings or
                                             supplies,  of whatever kind,  owned
                                             by Licensee  and used by him in the
                                             production  of  the  "Dairy  Queen"
                                             product,   or  any  of  the   other
                                             approved  products under any of the
                                             Trademarks  hereunder  at  a  price
                                             determined by a qualified appraiser
                                             selected  with the  consent of both
                                             parties.   If  the  parties  cannot
                                             agree upon the selection of such an
                                             appraiser  he shall be appointed by
                                             a  Judge  of  the   United   States
                                             District    Court   of   Licensee's
                                             Authorized  Location  upon petition
                                             of  either  party.  Said  option to
                                             purchase   may  be   exercised   by
                                             Licensor at any time within  thirty
                                             (30)  days  from  the  date of such
                                             termination  or within  thirty (30)
                                             days after the date of the  receipt
                                             by  Licensor  of  the   appraiser's
                                             determination,  whichever  shall be
                                             the  later  date,  and shall not be
                                             impaired  or   terminated   by  the
                                             attempted sale or other transfer of
                                             any such  equipment  or supplies by
                                             Licensee to a third party. Upon the
                                             exercise  of such option and tender
                                             of payment  for any such  equipment
                                             or  supplies,  Licensee  agrees  to
                                             sell  and   deliver   the  same  to
                                             Licensor  free  and  clear  of  all
                                             encumbrances,  and to  execute  and
                                             deliver  to   Licensor  a  bill  of
                                             sale-therefore.

Non-                                11.4     Licensee   shall   not  directly or
Compete                                      indirectly     engage     in    any
                                             competitive  business  within 2,000
                                             yards  of the  Authorized  Location
                                             for a period of one year after said
                                             date   of   termination   of   this
                                             Agreement     except    though    a
                                             or  an   affiliate  in    operation
                                             at the time of signing.

                               PERMITTED PRODUCTS

                           12. It is mutually understood and agreed that the store facilities and operations of Licensee hereunder may include in addition to "Dairy Queen" or "Dairy Queen/Brazier" food and beverage service the sale of various  other  products
                                    not  identified  or-designated  by Company's
                                    Trademarks,  including,  but not limited to,
                                    motor   vehicle   fuel,   oil  and   related
                                    automotive products, souvenir-type products,
                                    tobacco  products,  sundries,  and  packaged
                                    food  products not intended for  consumption
                                    on the premises where sold and which are not
                                    competitive with food and beverage  products
                                    identified or  designated by the  Trademarks
                                    Call of said products  collectively referred
                                    to   in   this   Agreement   as   "Permitted
                                    Products").   In  order  to  prevent  public
                                    confusion,    preserve   and   protect   the
                                    Trademarks   and  establish  the  principles
                                    which  shall  govern   Licensee's   sale  of
                                    Permitted   Products   and   usage   of  the
                                    Trademarks,    the   parties    agree   that
                                    notwithstanding any provision of this or any
                                    other   Agreement  to  the   contrary,   the
                                    following   provisions  shall  control  with
                                    regard to Permitted Products:

                                    12.1     Licensee    may   sell    Permitted
                                             Products  from its licensed  store.
                                             Licensee  may  use in the  business
                                             operated  hereunder  in the  manner
                                             and to the extent permitted by this
                                             Agreement     marks    and    names
                                             identifying Permitted Products.

                                    12.2     The Trademarks  shall not under any
                                             circumstances  be used to  identify
                                             or designate  Permitted Products or
                                             any other  products)  for which use
                                             of  the  Trademarks  has  not  been
                                             specifically      authorized     by
                                             American.  Permitted Products shall
                                             be   sold   only   from    physical
                                             facilities  (such  as  a  different
                                             area,  room or building)  which are
                                             clearly distinct and apart from the
                                             "Dairy Queen" retail store.

                                    12.3     No  product  shall be sold from any
                                             part  of  any  sublicensed  store's
                                             site which detracts or threatens to
                                             detract  from  the   reputation  or
                                             goodwill of the "Dairy Queen" trade
                                             name  or  any  of  the  Trademarks.
                                             Licensor  shall  have the  right to
                                             direct  Licensee to remove from the
                                             store and  Discontinue  the sale of
                                             any product  item or items which in
                                             American's   good  faith   jud4ment
                                             violates  the  quality  standard of
                                             the preceding sentence.  No product
                                             shall  under any  circumstances  be
                                             sold from the "Dairy Queen" portion
                                             of the licensed store which has not
                                             received   the    specific    prior
                                             approval of Licensor.

                                    12.4     A  building   design  and   related
                                             facility   standards,   based  upon
                                             American's   existing   design  and
                                             specifications  for  "Dairy  Queen/
                                             Brazier" stores, shall be developed
                                             by    mutual    consultation    and
                                             agreement,  which  shall  take into
                                             account the particular requirements
                                             for  a  "Dairy  Queen,"  or  "Dairy
                                             Queen/Brazier"   facility   to   be
                                             situated-along     an    Interstate
                                             highway.   Licensee   shall  comply
                                             strictly with
                                             the design and  facility  standards
                                             developed hereunder.

                                    12.5     Notwithstanding    Paragraph    3.2
                                             hereof,    Licensee    may   employ
                                             off-site  advertising media such as
                                             billboards  and radio  commercials,
                                             provided   such    advertising   is
                                             approved by Licensor and  American,
                                             and  provided  further that no such
                                             advertising  shall  be  used  which
                                             creates or fosters any confusion as
                                             to the identity,  source or quality
                                             of goods  identified  or designated
                                             by   the    Trademarks.    Licensor
                                             acknowledges   that   it   may   be
                                             necessary to share extant billboard
                                             space with an  existing  Stuckey's,
                                             Wayfara   or  other   store.-   and
                                             Licensor  requires that advertising
                                             for the "Dairy  Queen"  store be as
                                             visually  and  physically  separate
                                             from the  other  advertising  as is
                                             feasible.

                                    12.6     Because  the  "Dairy  Queen"  store
                                             hereunder may also sell  Permitted.
                                             Products,  the  parties  agree that
                                             notwithstanding any other provision
                                             of  this  Agreement  or  any  other
                                             contract   between   the   parties,
                                             Licensor  deems it to be  necessary
                                             and   desirable,   to  permit   the
                                             following.

                                             a.       To allow  Licensee to sell
                                                      Permitted    Products   in
                                                      conjunction  with a "Dairy
                                                      Queen"      or      "Dairy
                                                      Queen/Brazier" store;

                                             b.       To  allow  the   principal
                                                      shareholders  of  Licensee
                                                      and   members   of   their
                                                      immediate  families to own
                                                      any  amount  or  class  of
                                                      stock   or   debt  in  any
                                                      business;

                                             c.       To the  extent  and in the
                                                      manner           permitted
                                                      hereunder,     to    allow
                                                      Licensee  to  sell  and to
                                                      advertise        Permitted
                                                      Products  in   conjunction
                                                      with  products  identified
                                                      or   designated   by   the
                                                      Trademarks;

                                             d.       Subject to  Paragraph  6.1
                                                      hereof,     to     relieve
                                                      Licensee      from     the
                                                      obligation,  with  respect
                                                      to Permitted Products,  to
                                                      purchase      and      use
                                                      equipment,       supplies,
                                                      ingredients  and  services
                                                      approved by American;

                                             e.       To   allow   Licensee   to
                                                      construct  and  equip  its
                                                      retail store in accordance
                                                      with  building  design and
                                                      related facility standards
                                                      developed  under Paragraph
                                                      12.4 hereof;

                                             f.       To relieve  Licensee:  (i)
                                                      from  the   obligation  of
                                                      using,   in  preparing  or
                                                      selecting        Permitted
                                                      Products,     ingredients,
                                                      formulas and supplies
                                                      specified   by   American;
                                                      (ii)  from the  obligation
                                                      to observe,  with  respect
                                                      to Permitted Products, the
                                                      requirements  relative  to
                                                      portions,           sizes,
                                                      appearance  and  packaging
                                                      set  forth  in  American's
                                                      "Store          Management
                                                      Operations   Manual"   and
                                                      "product       preparation
                                                      charts";  and  (iii)  with
                                                      respect    to    Permitted
                                                      Products, to allow the use
                                                      of  other   supplies   and
                                                      customer service materials
                                                      without      regard     to
                                                      standards  of   uniformity
                                                      and  quality as are now or
                                                      hereafter set by American;

                                             g.       To  allow   Licensee   its
                                                      principal  shareholders or
                                                      members of their immediate
                                                      families  to  engage  in a
                                                      competitive       business
                                                      within  2,000 yards of the
                                                      Authorized Location of the
                                                      store licensed  hereunder,
                                                      as    defined    in    the
                                                      Operating  Agreement,  but
                                                      only  through a Candyland-
                                                      business; and

                                             h.       To relieve stockholders of
                                                      this  corporate   Licensee
                                                      from  the   obligation  of
                                                      personally guarantying the
                                                      obligations   of  Licensee
                                                      under    the     Operating
                                                      Agreement.     Sale     or
                                                      transfer  of this  License
                                                      to   another   corporation
                                                      shall   include  the  then
                                                      customary       guarantees
                                                      required of corporations.

                               GENERAL PROVISIONS

                                    13.1     In  the   event  any  one  or  more
                                             clauses of this Agreement  shall be
                                             held to be  void  or  unenforceable
                                             for  any  reason  by any  court  of
                                             competent  jurisdiction such clause
                                             or  clauses  shall be  deemed to be
                                             separable and of no force or effect
                                             in   such   jurisdiction   and  the
                                             remainder of this  Agreement  shall
                                             be  deemed  to be valid and in full
                                             force and effect,  and the terms of
                                             this Operating  Agreement' shall be
                                             equitably   adjusted   so   as   to
                                             compensate  the  appropriate  party
                                             for any consideration  lost because
                                             of the  elimination  of such clause
                                             or clauses.

                                    13.2     Any  waiver  by   Licensor  of  any
                                             breach or default by Licensee shall
                                             not be deemed to be a waiver of any
                                             other  or   subsequent   breach  or
                                             default  nor an estoppel to enforce
                                             its  rights  in  the  event  of any
                                             other or subsequent breach.

                                    13.3     This Agreement, and the application
                                             form     executed    by    Licensee
                                             requesting  Licensor  to enter into
                                             this Agreement, constitute the sole
                                             agreement  between the parties with
                                             respect  to  the   entire   subject
                                             matter of this Operating  Agreement
                                             and embodies  all prior  agreements
                                             and  negotiations  with  respect to
                                             the "Dairy Queen"  business.  There
                                             are no  representations of any kind
                                             except as  contained  herein and in
                                             the aforesaid application.

                                    13.4     Except  as  otherwise  provided  in
                                             this Agreement,  any notice, demand
                                             or   communication   provided   for
                                             herein shall be in writing,  signed
                                             by  the  party   giving  the  same,
                                             deposited  in  the   registered  or
                                             certified   United   States   mail,
                                             return receipt  requested,  postage
                                             prepaid, and:

                                             a.       If intended  for  American
                                                      shall  be   addressed   to
                                                      American    Dairy    Queen
                                                      Corporation  at 5701 Green
                                                      Valley Drive, Minneapolis,
                                                      Minnesota 55437;

                                             b.       If intended  for  Licensor
                                                      shall  be   addressed   to
                                                      Licensor  at  the  address
                                                      hereinabove set forth;

                                             c.       If intended for  Licensee,
                                                      shall  be   addressed   to
                                                      Licensee at the Authorized
                                                      Location       hereinabove
                                                      designated;   or  to  such
                                                      other  address as may have
                                                      been  given  to the  other
                                                      party by  notification  as
                                                      herein provided.

                                    13.5     If Licensee consists of two or more
                                             individuals, such individuals shall
                                             be jointly and severally liable and
                                             references   to  Licensee  in  this
                                             Agreement  shall  include  all such
                                             individuals.  Reference to Licensee
                                             as male shall also include a female
                                             licensee,       partnership      or
                                             corporation  or any other  business
                                             entity.   Headings   and   captions
                                             contained     herein     are    for
                                             convenience  of reference  only and
                                             shall not be taken into  account in
                                             construing  or  interpreting   this
                                             Agreement.

                                    13.6     Subject  to the terms of  Paragraph
                                             9.10 hereof,  this Agreement  shall
                                             be  binding  upon and  inure to the
                                             benefit   of  the   administrators,
                                             executors.-  heirs,  successors and
                                             assigns of the parties.

                                    13.7     This  Agreement  shall be effective
                                             only when approved by an officer of
                                             American  and shall be  governed by
                                             and  interpreted in accordance with
                                             the law of the  state in which  the
                                             Authorized Location is Located.

                                    13.8     This  Agreement  shall be deemed to
                                             be amended from time to time as may
                                             be  necessary  to bring  any of its
                                             provisions   into  conformity  with
                                             valid     applicable     laws    or
                                             regulations.

         IN.WITNESS WHEREOF, the parties hereto have executed the foregoing "DairyQueen" Operation Agreement the date first above written.

                                       LICENSEE


                                       BOWLIN'S, INC. d/b/a DQ of BLUEWATER,
                                       NM

ATTEST:
                                       By:/s/ MICHAEL L. BOWLIN
/s/ SUE E. BENSON                         --------------------------------------
---------------------------               Its:/s/ Executive Vice President
Assistant Secretary                           ----------------------------------

                                       LICENSOR


ATTEST

/s/ ANNETTE M. CAMPBELL
---------------------------
                                       INTERSTATE DAIRY QUEEN CORPORATION

                                       By:  /s/ SIGNATURE ILLEGIBLE
                                          --------------------------------------
                                          Its:  President
                                              ----------------------------------



                                       APPROVED:

                                       AMERICAN DAIRY QUEEN CORPORATION


                                       By    /s/ HERMAN E. NELSON
                                          --------------------------------------
                                       Its  V.P.
                                          --------------------------------------

APPENDIX "B"
Dairy Queen/Brazier(R)                              Date:  4/12/83


                                                    Initials:


(Licensee)(Please attach to copy of current operating agreement)


Below is listed the approved menu of Company for Dairy Queen/Brazier(R) stores which is in current use and effect. Licensee is authorized to use this menu in accordance with the attached Operating Agreement.

This Appendix "B" may be amended by Company from time to time in order to make available additional products or to delete those which become unavailable. Licensee agrees to use only those products which are- then currently authorized for use in Dairy Queen/Brazier(R) stores.

Licensee shall use in preparing products only such ingredients, formulas and supplies as are specified by Company and in such portions, sizes, appearance and package as set forth in Company's most current "Store Management Operations Manual" and "Product Preparation Charts."

         National Required                         National Required                             National Required
         Brazier(R) Food Items                     Dairy Queen(R) Soft Serve Items               Beverage Items
         ---------------------                     -------------------------------               ------------------
           Hamburgers                                       Cones                                Carbonated Drinks**
           Single                                           Dipped Cones                         Mr. Misty(R)
           Double                                           Sundaes
           Triple                                           Malts/Shakes                         National Optional
           w/Cheese                                         Float                                  Beverage Items
           w/Lettuce and Tomato                             Mr. Misty(R) Float                   ------------------
           Hot Dog                                          Freeze                               Milk
           w/Chili                                          Mr. Misty(R) Freeze                  Coffee
           w/Cheese                                         Banana Split                         Hot Chocolate
           Fish Sandwich                                    Peanut Buster Parfait(TM)            Iced Tea
           w/Cheese                                         Double Delight(TM)                   Lemonade
           Chicken Sandwich                                 Frozen Novelties                     Diet Carbonated Soft Drinks**
           French Fries                                     Dilly(R) Bar
           Onion Rings                                      Buster Bar(R) and/or
           Chili Dog Split                                  Fudge Nut Bar(TM)
                                                            DQ(R) Sandwich and/or
          National Optional                                    Dillywich(R)
         Brazier(R) Food Items                              Mr. Misty Kiss(R) and/or
         ---------------------                                Star Kiss(TM)
                  Super Dog                                 Home Pak
                    w/Chili
                    w/Cheese
                  Chili Bowl
                  Barbecue Sandwich                        National Optional
                                                   Dairy Queen(R) Soft Serve Items
                                                   --------------------------------
                                                            Hot Fudge Brownie Delight(TM)
                                                            Strawberry Shortcake
                                                            Banana Supreme(TM)
                                                            Shake 'n Sundae
                                                            Parfait
    Special Category  Brazier(R) Items                      Soda
    ----------------------------------                      Low Fat Frozen Yogurt
    Brazier(R) Crispy Fried Chicken                         Frozen Cakes and Logs
                                                            (Licensee may sell frozen cakes and logs
                                                            subject to meeting the special requirements
                                                            as set forth from time to time by company
                                                            and by obtaining prior certification
                                                            of eligibility from company.)

* Special Category Brazier Items may be sold by Licensee if Licensee desires to do so, but they are not required. Notwithstanding the foregoing, Licensee may only continue to sell a special category item by substantiating to Company that the sale of each item amounts to at least 2% of the stores total annual retail sales.

** A minimum of three carbonated soft drinks must be provided by Licensee. All carbonated soft drinks must be of high quality in national distribution and made by a primary manufacturer.

Note: The Dairy Queen soft serve, Brazier food and beverage items listed on the National Optional Menus shown above may be sold by Licensee if Licensee desires to do so, but are not required to be sold.

7/6/81

                                  APPENDIX "A"


         Licensee has the right and privilege to use the following trademarks and service marks in accordance with the attached Operating Agreement.

         This Appendix "A" may be amended by Company from time to time in order to make available additional trademarks or --ice marks or to delete those which become unavailable. Licensee agrees to use only those trademarks and service mark.,, which are then currently authorized.



                 DAIRY QUEEN                    BUSTER BAR

                 BRAZIER                        DILLY

                 MR. MISTY                      DQ

                 MR. MISTY KISS                 THE ELLIPSE DESIGN

                 ROOF DESIGN                    BROWNIE DELIGHT

                 LET'S ALL GO TO THE            THE CONE WITH THE
                 DAIRY QUEEN                    CURL ON TOP

                 FIESTA                         DESIGN: THE CONE
                                                WITH THE
                                                CURL ON TOP


         Each of the above trademarks and/or service marks must be used only in the manner specified by the Company and in connection with the goods and/or services specified by the Company. No deviations will be permitted.

                                  Appendix "C"

Licensee shall pay to Licensor as a service and set-up fee $10,000 of which $5,000 has been paid upon the :execution of this Agreement and a balance of $5,000 is payable as follows: $1,000 principal payable each :October 1st
(beginning October 1, 1983 and ending October 1. 1987) and.12% interest per annum on the unpaid principal payable each October lst.

                                  APPENDIX "D"


                        RESERVATIONS TO CERTAIN ITEMS IN
                        "DAIRY QUEEN" OPERATING AGREEMENT



1. Paragraph 4.6. Licensor advises that the purpose of this paragraph is full disclosure.

2. Paragraph 5.1. Licensee and American will agree on the plans for remodeling the existing building to conform to requirements of Paragraph 5.1.

3. Paragraph 6.1. Licensee operates a full line novelty and curio store in the building adjoining Licensee's "Dairy Queen"/"Brazier" operation. Licensee maintains separate accounting for sales from adjoining store and "Dairy Queen"/"Brazier" operations. Sales In Licensee's merchandise, novelty, and curio store shall not be subject to continuing license fees or sales promotion fees.

4. Paragraph 6.1. Licensee may sell the Traditional or Biscuit Breakfast as provided for by American in the breakfast test program until the test Is discontinued at which time Licensee may apply for a menu deviation which may or may not be granted by Licensor.

5. Paragraph 9.l. 'Licensee is obligated to pay monthly sales promotion fees as provided for in paragraph 9.1. Any deviation or variance from the required monthly payment shall be of a temporary nature and shall not in any way prejudice Licensee's obligation to strictly follow Paragraph 9.1 and make monthly sales promotion fee payments if requested at a later date by Licensor..

In recognition that Interstate Licensees in the past have expended more than 3% of sales on advertising (primarily in outdoor, the most Effective medium .for communicating to highway travelers), American and Interstate have temporarily without prejudice allowed Licensees to credit monthly advertising expenditures to sales promotion fee payments each month. if a Licensee does not expend the required sales promotion fee percentage monthly, the balance must be remitted. American reserves the right to discontinue this special arrangement at anytime.

Development of national advertising program and other events in American's and Interstate's exclusive discretion and judgment may require ' , and Licensee hereby agrees to make, full and regular monthly payments of the sales promotion fee to Interstate.

Licensee is obligated to pay and participate annually in the Annual Marketing Program (AMP). In cases where Licensee pays sales promotion fee monthly to Interstate, the AMP fee will be paid from amounts remitted to Interstate. In cases where Licensee does not pay sales promotion fee monthly to Interstate, Licensee shall remit the annual fee to Interstate.

6. Paragraph 9.4. Licensee has requested that for reasonable and orderly availability of data that if Licensor or American wishes to audit or look at Licensee's books, that Licensor give Licensee at least 10 days notice prior to date so data may be readily available to Licensor. Licensor and American, in accordance with generally accepted auditing standards, decline to give such notice.

7. Paragraph 9.5. Licensee already owns an in-house computer that generates a profit and loss statement for a profit center such as Licensee's "Dairy Queen". Licensee hereby requests that Licensor accept Licensee's profit and loss report, as already programmed which uses profit center identification and consolidated balance sheet. Licensor has requested and shall be furnished with a "dummy" statement for consideration.

8. Paragraph 10.1, 10.2, and 13.4. Licensee requires and Licensor agrees that any notices under any contract or agreement shall be mailed certified mail, return receipt, and that for purposes of this Agreement notice shall be deemed to have been received on the earlier of the date of delivery or first attempted delivery as indicated on the return receipt (or in the absence of a noted delivery date, or noted attempted delivery date, 15 days from noted date of mailing).